UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 31, 2024
(Date of earliest event reported)

BBCMS Mortgage Trust 2024-C30
(Central Index Key Number 0002039612)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of sponsor as specified in its charter)

Bank of America, National Association
(Central Index Key Number 0001102113)

(Exact name of sponsor as specified in its charter)

KeyBank National Association

(Central Index Key Number 0001089877)
(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

LMF Commercial, LLC

(Central Index Key Number 0001592182)
(Exact name of sponsor as specified in its charter)

Bank of Montreal
(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)
(Exact name of sponsor as specified in its charter)

Goldman Sachs Mortgage Company
(Central Index Key Number 0001541502)
(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-276033-05	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 31, 2024, Barclays Capital Inc. (“Barclays”), Deutsche Bank Securities Inc. (“DBSI”), BofA Securities, Inc. (“BofA Securities”), KeyBanc Capital Markets Inc. (“KeyBanc”), SG Americas Securities, LLC (“SGAS”), BMO Capital Markets Corp. (“BMO Capital Markets”), Goldman Sachs & Co. LLC (“GS&Co.”), Academy Securities, Inc. (“Academy”) and Bancroft Capital, LLC (“Bancroft” and, together in such capacity with Barclays, DBSI, BofA Securities, KeyBanc, SGAS, BMO Capital Markets, GS&Co. and Academy, the “Underwriters”) entered into an agreement with the Registrant and Barclays Capital Holdings Inc. (“BCHI”), dated as of October 31, 2024 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on November 20, 2024 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $763,638,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $82,874,145, to Barclays, DBSI, BofA Securities, KeyBanc, SGAS, BMO Capital Markets, GS&Co., Academy and Bancroft (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of October 31, 2024 (the “Certificate Purchase Agreement”), among the Registrant, BCHI and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, Barclays Commercial Mortgage Securities LLC (the “Depositor”) will cause the issuance of the BBCMS Mortgage Trust 2024-C30, Commercial Mortgage Pass-Through Certificates, Series 2024-C30 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of November 1, 2024, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class S and Class R Certificates (the “Private Certificates”).

Several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Newport Centre	4.6	N/A
Twin Cities Premium Outlets	4.7	N/A
St. Johns Town Center	4.8	4.2
VISA Global HQ	4.9	4.3
The Mall of Victor Valley	4.10	4.4
900 North Michigan	4.11	4.2
Texas SH Portfolio	4.12	4.5

Midland Loan Services, a Division of PNC Bank, National Association has appointed KeyBank National Association (“KeyBank”) as a subservicer with respect to thirteen (13) Mortgage Loans, representing approximately 17.3% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of November 1, 2024 and attached hereto as Exhibit 4.13, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer, the terms of which agreement are described in the Depositor’s Prospectus dated November 1, 2024 and as filed with the Securities and Exchange Commission on November 4, 2024 (the “Prospectus”) under “Transaction Parties—The Primary Servicer—Summary of the KeyBank Primary Servicing Agreement”.

As part of the BANK 2024-BNK48 transaction, Midland Loan Services, a Division of PNC Bank, National Association acquired the right to be appointed as the primary servicer of certain mortgage loans included in the BANK 2024-BNK48 transaction, including the VISA Global HQ Whole Loan, pursuant to that certain Primary Servicing Agreement, dated as of October 1, 2024 and attached hereto as Exhibit 4.14, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer, the terms of which agreement are described in the Depositor’s Prospectus dated November 1, 2024 and as filed with the Securities and Exchange Commission on November 4, 2024 (the “Prospectus”) under “Transaction Parties—The Master Servicer—The BANK 2024-BNK48 Primary Servicing Agreement” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans”.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2024-C30 (the “Issuing Entity”), a common law trust fund to be formed on November 20, 2024 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 41 commercial, multifamily, leased fee and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of November 20, 2024, among the Registrant, BCHI and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of November 20, 2024, between the Registrant and GACC (the “GACC Mortgage Loan Purchase Agreement”), (iii) Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of November 20, 2024, between the Registrant and BANA (the “BANA Mortgage Loan Purchase Agreement”), (iv) KeyBank pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of November 20, 2024, between the Registrant and KeyBank (the “KeyBank Mortgage Loan Purchase Agreement”), (v) Societe General Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of November 20, 2024, among the Registrant, Société Générale and SGFC, (vi) LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of November 20, 2024, between the Registrant and LMF (the “LMF Mortgage Loan Purchase Agreement”), (vii) Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of November 20, 2024, between the Registrant and BMO (the “BMO Mortgage Loan Purchase Agreement”), (viii) Starwood Mortgage Capital LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.8 and dated and effective as of November 20, 2024, between the Registrant and Starwood (the “Starwood Mortgage Loan Purchase Agreement”), and (ix) Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.9 and dated and effective as of November 20, 2024, between the Registrant and GSMC (the “GSMC Mortgage Loan Purchase Agreement”).

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated November 1, 2024 (the “Prospectus”) and as filed with the Securities and Exchange Commission on November 4, 2024. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of November 1, 2024.

The related registration statement (file no. 333-276033) was originally declared effective on April 12, 2024.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of October 31, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., Deutsche Bank Securities Inc., BofA Securities, Inc., KeyBanc Capital Markets Inc., SG Americas Securities, LLC, BMO Capital Markets Corp., Goldman Sachs & Co. LLC, Academy Securities, Inc. and Bancroft Capital, LLC, as underwriters, and Barclays Capital Holdings Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of November 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of August 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of October 1, 2024, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, Deutsche Bank National Trust Company, as NCB co-trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of November 1, 2024, among BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of July 1, 2024, among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.
Exhibit 4.6	Co-Lender Agreement, dated as of October 1, 2024, between German American Capital Corporation, as Note A-1-1 Holder, Note A-1-2 Holder, Note A-1-3 Holder, and Note A-1-4 Holder, and Goldman Sachs Bank USA, as Note A-2-1 Holder, Note A-2-2 Holder, and Note A-2-3 Holder.

Exhibit 4.7	Co-Lender Agreement, dated as of October 17, 2024, by and among Bank of America, N.A., as Initial Note A-1 Holder and Initial Note A-2 Holder, and Natixis Real Estate Capital LLC, as Initial Note A-3 Holder and Initial Note A-4 Holder.
Exhibit 4.8	Agreement Between Note Holders, dated as of May 10, 2024, by and between Barclays Capital Real Estate Inc., JPMorgan Chase Bank, National Association, Goldman Sachs Bank USA and Societe Generale Financial Corporation.
Exhibit 4.9	Agreement Between Note Holders, dated as of August 29, 2024, by and between Bank of America, N.A., as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder, Initial Note A-1-3 Holder, and Initial Note A-1-4 Holder, and Bank of America, N.A., as Initial Note A-2-1 Holder and Initial Note A-2-2 Holder.
Exhibit 4.10	Co-Lender Agreement, dated and effective as of October 1, 2024, by and between Bank of Montreal, as Initial Note A-1-1 Holder, Bank of Montreal, as Initial A-1-2 Holder, Bank of Montreal, as Initial Note A-2-1 Holder, and Bank of Montreal, as Initial Note A-2-2 Holder.
Exhibit 4.11	Agreement Between Noteholders, dated as of August 2, 2024, by and among Goldman Sachs Bank USA, as Initial Note A-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder and Goldman Sachs Bank USA, as Initial Note A-3 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of May 31, 2024, by and between Argentic Real Estate Finance 2 LLC, as Initial Note A-1-1 Holder, Argentic Real Estate Finance 2 LLC, as Initial Note A-1-2 Holder, Barclays Capital Real Estate Inc., as Initial Note A-2-1 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-2-2 Holder.
Exhibit 4.13	Primary Servicing Agreement, dated as of November 1, 2024, by and between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank National Association.
Exhibit 4.14	Primary Servicing Agreement, dated as of October 1, 2024, by and between Wells Fargo Bank, National Association and Midland Loan Services, a Division of PNC Bank, National Association.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 1, 2024.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of November 20, 2024, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of November 20, 2024, between German American Capital Corporation, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of November 20, 2024, between Bank of America, National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of November 20, 2024, between KeyBank National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of November 20, 2024, among Societe Generale Financial Corporation, as seller, Société Générale, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of November 20, 2024, between LMF Commercial, LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of November 20, 2024, between Bank of Montreal, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.8	Mortgage Loan Purchase Agreement, dated and effective as of November 20, 2024, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.9	Mortgage Loan Purchase Agreement, dated and effective as of November 20, 2024, between Goldman Sachs Mortgage Company, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 4, 2024	Barclays Commercial Mortgage Securities LLC
(Registrant)
	By:	/s/ Daniel Schmidt
Name: Daniel Schmidt
Title: Authorized Signatory